UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 6, 2021

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Midland Intl. Air & Space Port 2901 Enterprise Lane Midland, Texas	79706
(Address of principal executive offices)	(Zip Code)

(432) 276-3966

Registrant’s telephone number, including area code

New Providence Acquisition Corp.

10900 Research Blvd

Ste 160C PMB 1081

Austin, TX 78759

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50	ASTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 12, 2021 (the “Original Form 8-K”).

As previously reported, on April 6, 2021, AST & Science, LLC completed its business combination with New Providence Acquisition Corp., a special purpose acquisition company, in connection with which New Providence Acquisition Corp. was renamed AST SpaceMobile, Inc. (the “Company”) and AST & Science, LLC (the “Subsidiary”) became a subsidiary of the Company (the “Closing”).

In order to satisfy its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company was required to file the Original Form 8-K with the SEC prior to 5:30 p.m. Eastern Time on April 12, 2021.

In the afternoon Eastern Time on April 12, 2021, Marcum LLP (“Marcum” or the “Company Auditor”), the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, whose appointment was ratified by the Company’s stockholders at the Company’s recent annual meeting, and who had audited the Company’s consolidated financial statements as of December 31, 2020 and 2019 and for the year ended December 31, 2020 and for the period from May 28, 2019 (inception) through December 31, 2019, and BDO USA LLP (“BDO” or the “Subsidiary Auditor”), the independent accounting firm that had audited the Subsidiary’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019, informed the Company that the acting Chief Accountant of the SEC’s Office of the Chief Accountant had orally notified certain registered public accounting firms, including the Company Auditor and the Subsidiary Auditor, that certain terms in common warrant agreements issued by many special purpose acquisition companies (collectively, the “Warrants”) may need to be re-evaluated and accounted for as liabilities, rather than as equity.

Later in the afternoon of April 12, 2021, prior to the filing of the Original Form 8-K, the Subsidiary Auditor informed the Company’s management that, in light of its oral discussions with the SEC Staff regarding the accounting for Warrants, and the potentially material effect such accounting change could have on the Company’s historical financial statements that had been audited by the Company Auditor and on the Company’s unaudited pro forma condensed combined financial information that had been prepared based upon such historical financial statements, the Subsidiary Auditor did not authorize its association with the filing of the Original Form 8-K. Similarly, as a result of these same considerations, the Company Auditor informed the Company that it did not authorize the incorporation by reference in the Original Form 8-K of the financial statements of the Company included in the Company’s annual report on Form 10-K filed on March 1, 2021.

In connection with the decision to file the Original Form 8-K, the Company consulted with securities counsel regarding its filing obligations under the federal securities laws and its obligations under contracts relating to the business combination transaction, and engaged in a variety of discussions with its accountants and accounting and legal advisors regarding potential disclosures to be added to the Original Form 8-K to ensure investors were made aware of the uncertainty surrounding the possible changes to the accounting treatment of the Warrants. In making the decision to file the Original Form 8-K, the Company considered a variety of factors, including the fact that no communication from the SEC had been published as of the time of the filing of the Original Form 8-K and the Company had not yet evaluated the impact, if any, any such communication would have on the Company’s historical financial statements and the unaudited pro forma condensed combined financial information for the Company based thereon; that it was not clear whether, when or in what form additional communication from the SEC might be forthcoming; that the Company would include disclosures in the Original Form 8-K to ensure investors were made aware of the uncertainty surrounding the possible changes to the accounting treatment of the Warrants; and that, in order to satisfy its reporting obligations under the Exchange Act and comply with its contractual obligations under contracts relating to the business combination transaction, the Company was obligated to file the Original Form 8-K prior to 5:30 p.m. Eastern Time on April 12, 2021.

The Company timely filed the Original Form 8-K on April 12, 2021 and included the following statement so as to acknowledge the then-existing uncertainty surrounding the possible changes to the accounting treatment of the Warrants: “[t]he Securities and Exchange Commission has recently informally indicated that they may potentially require former special purpose acquisition companies, such as the Company, to classify their warrants as fair value liabilities. This treatment has not been reflected in the Company’s historical financial statements or unaudited pro forma condensed combined financial information incorporated by reference herein.”

In the evening of April 12, 2021, after the Original Form 8-K had been timely filed by the Company, the Acting Chief Accountant and Acting Director of the Division of Corporation Finance of the SEC published a statement on the SEC’s website indicating that the terms of the public and private Warrants issued by many special purpose acquisition companies may need to be accounted for as liabilities, rather than as equity.

As a result of this statement from the SEC Staff, the Company, along with many other current and former special purpose acquisition companies, recently engaged a valuation firm to determine the fair market value of its Warrants. In connection with determining the accounting impact of liability treatment of its Warrants, the Company is working diligently to conduct a materiality assessment in accordance with the SEC’s Staff Accounting Bulletin No. 99 prior to determining whether any action is required to be taken with respect to the Company’s historical financial statements or previously filed unaudited pro forma condensed combined financial information. The Company does not expect that the audited consolidated financial statements of the Subsidiary as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 audited by the Subsidiary Auditor will be affected in any respect by the potential changes to the accounting treatment of special purpose acquisition company Warrants. The Company will inform investors of the results of its assessment as soon as practicable.

On April 16, 2021, the Subsidiary Auditor informed the Company that it was terminating its relationship as the Subsidiary’s independent auditor and requesting that the Company file this Amendment to the Original Form 8-K to remove Exhibits 99.1 and 99.2 to the Original Form 8-K and to file as an exhibit the Subsidiary Auditor’s communication to the Company. On April 20, 2021, the Company Auditor requested that the Company file this Amendment to the Original Form 8-K to remove the incorporation by reference of the Company Auditor’s audit report from the Form 10-K filed on March 1, 2021. Accordingly, the Original Form 8-K is hereby amended solely to amend and restate Item 9.01 to (i) remove (a) the audited consolidated financial statements of the Subsidiary as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019, (b) the unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2020, which were filed as Exhibits 99.1 and 99.2, respectively, to the Original Form 8-K and (c) audited financial statements of the Company as of December 31, 2020 and 2019 and for year ended December 31, 2020 and for the period from May 28, 2019 (inception) through December 31, 2019, which were incorporated by reference into Item 9.01(a) of the Original Form 8-K and (ii) file as Exhibit 99.2 hereto the Subsidiary Auditor’s letter, dated April 16, 2021.

The Original Form 8-K otherwise remains unchanged.

The Company provided a copy of this Amendment to the Company Auditor, which has provided its written approval to file this Amendment. The Company provided the Subsidiary Auditor with a copy of this Amendment and requested that the Subsidiary Auditor furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the Subsidiary Auditor’s letter, dated April 23, 2021, is included herewith as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Equity Purchase Agreement, dated as of December 15, 2020, by and among AST & Science LLC, New Providence Acquisition Corp., New Providence Management LLC, the AST Existing Equityholder Representative and the AST Existing Equityholders listed on Annex A thereto (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 16, 2020).
3.1	Amended and Restated Certificate of Incorporation of AST SpaceMobile, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
3.2	Amended and Restated Bylaws of AST SpaceMobile, Inc. (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
4.1	Specimen Common Stock Certificate of the Registrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
4.2	Specimen Warrant Certificate of the Registrant (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
4.3	Warrant Agreement, dated September 13, 2019, between Continental Stock Transfer & Trust Company and New Providence Acquisition Corp. (incorporated by reference to the Company’s Current Report on Current Report on Form 8-K filed with the SEC on September 16, 2019).
10.1*	Stockholders’ Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.2*	Sponsor Voting Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.3*	Registration Rights Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.4*	Tax Receivable Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.5*	Fifth Amended and Restated Limited Liability Limited Company Agreement of AST & Science, LLC (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.6†	AST SpaceMobile, Inc. 2020 Incentive Award Plan (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.7†	AST SpaceMobile, Inc. 2020 Incentive Award Plan – Form of Stock Option Agreement (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.8†	AST SpaceMobile, Inc. 2020 Incentive Award Plan – Form of Restricted Stock Unit Agreement (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.9†	AST SpaceMobile, Inc. 2020 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.10†	Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.11†	Non-Employee Director Compensation Policy (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.12†	Offer Letter between AST SpaceMobile, Inc. and Abel Avellan (incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.13†	Offer Letter between AST SpaceMobile, Inc. and Thomas Severson (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.14†	Offer Letter between AST SpaceMobile, Inc. and Rulfo Hernandez (incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.15*	Amended and Restated Series B Preferred Shares Purchase Agreement, dated as of February 4, 2020, by and among AST & Science, LLC, Vodafone Ventures Limited, ATC TRS II LLC and Rakuten Mobile Singapore PTE. LTD. (incorporated by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.16*	Letter Agreement, dated as of December 15, 2020, by and between AST & Science, LLC and Vodafone Ventures Limited (incorporated by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.17*	Letter Agreement, dated as of December 15, 2020, by and between AST & Science, LLC and ATC TRS II LLC, as predecessor in interest to ATC TRS IV LLC (incorporated by reference to Exhibit 10.17 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.18*	Amended and Restated Commercial Agreement, dated as of December 15, 2020, by and between AST & Science, LLC and Rakuten Mobile Singapore Pte. Ltd. (incorporated by reference to Exhibit 10.18 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).

10.19*	License Agreement, dated June 21, 2019, by and between SRS Space Limited and AST & Science, LLC (incorporated by reference to Exhibit 10.19 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.20*	Launch Services Contract, dated July 17, 2020, by and between AST & Science, LLC and Joint Stock Company “GK Launch Services” (incorporated by reference to Exhibit 10.20 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.21*	Design and Manufacturing Agreement, dated September 23, 2020, by and between Dialog Semiconductor Operations Services Limited and AST & Science LLC (incorporated by reference to Exhibit 10.21 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.22*	Sublease Agreement, dated November 13, 2018, by and between the Midland Development Corporation and AST & Science, LLC (incorporated by reference to Exhibit 10.22 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021).
10.25*	Form of Subscription Agreement, by and between New Providence Acquisition Corp. and the undersigned subscriber party thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 16, 2020).
10.26	Registration and Stockholder Rights Agreement, dated as of September 13, 2019, by and among New Providence Acquisition Corp., New Providence Management LLC and the holders party thereto (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on September 16, 2019).
21.1	List of subsidiaries of AST SpaceMobile, Inc. (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021)
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations for AST for the years ended December 31, 2020 and 2019 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021)
99.2	Letter from BDO USA LLP, dated April 16, 2021
99.3	Letter from BDO USA LLP, dated April 23, 2021

*	Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) or Item 601(b)(10)(iv), as applicable, of Regulation S-K. The Registrant agrees to furnish supplemental copies of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.
†	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2021

AST SPACEMOBILE, INC.

By:	/s/ Thomas Severson
Name:	Thomas Severson
Title:	Chief Financial and Operating Officer